UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/11/2005

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-12833	TXU CORP. TEXAS 1601 Bryan Street Dallas, Texas 75201-3411 (214) 812-4600	75-2669310
1-11668	TXU US HOLDINGS COMPANY TEXAS Energy Plaza 1601 Bryan Street Dallas, Texas 75201-3411 (214) 812-4600	75-1837355
33-108876	TXU ENERGY COMPANY LLC A Delaware Limited Liability Company 1601 Bryan Street Dallas, Texas 75201-3411 (214) 812-4600	75-2967817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On May 11, 2005 the Public Utility Commission of Texas approved TXU Energy Company LLC's April 15, 2005 request for a price-to-beat increase. The change was implemented on May 12, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

TXU CORP.

Date: May 16, 2005.	By:	/s/ Stan Szlauderbach
Stan Szlauderbach
Senior Vice President and Controller

TXU US HOLDINGS COMPANY

Date: May 16, 2005.	By:	/s/ Stan Szlauderbach
Stan Szlauderbach
Senior Vice President and Controller

TXU ENERGY COMPANY LLC

Date: May 16, 2005.	By:	/s/ Stan Szlauderbach
Stan Szlauderbach
Senior Vice President and Controller